--------------------------------------------------------------------------------
                    BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002

Dear Shareholder:

      The semi-annual period ended April 30, 2002, saw general turmoil in the equity markets. However, during this time bond markets, particularly municipal securities, proved to be a shelter for investors seeking refuge from unstable economic conditions. Over the period, municipal bonds outperformed Treasuries returning 1.08% versus -1.88%, respectively, as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX* and LEHMAN BROTHERS TREASURY INDEX.**

      During the six-month period, the bond market was not without volatility. In the aftermath of the September 11th tragedy, the Federal Reserve Board (the "Fed") lowered interest rates four times before the year ended. Since bond prices generally move in the opposite direction from interest rates, this aggressive action initially sent bond yields downward and prices (and returns) markedly higher.

      For the first quarter of 2002, issues of new municipal securities increased by 10%, totaling $65 billion, setting a record for the largest first quarter issuance in history. Due in part to budgetary pressures, a slowing economy, and municipalities' ongoing need to finance infrastructure projects, the final month of the period continued to see heightened levels of new issuance and year-to-date volume has now reached $87 billion. In March, fixed income markets suffered following the Fed's announcement of a bias shift from "potential weakness" to "neutral," which led the investment community to anticipate an economy in the early stages of recovery. Despite higher than expected unemployment numbers during April, economic indicators generally concluded the period on a more positive tone than they began. U.S. manufacturing, as measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels in April and the Consumer Confidence Index has bounced from its November low on increasing expectations. However, we remain cautious that the strong consumer demand, which has created an increasingly optimistic stimulus, may become exhausted and slow.

      Interest rate fluctuations, such as we have seen recently can be difficult for investors, especially those who depend on fixed income investments for current income. We encourage you to consult with your financial advisor to help you establish a strategy that best fits your overall goals and risk tolerance.

      The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,


/s/ Laurence D. Fink                                  /s/ Ralph L. Schlosstein
--------------------                                  ------------------------
Laurence D. Fink                                      Ralph L. Schlosstein
Chairman                                              President





----------
* The Lehman Brothers Municipal Bond Index measures the performance of the investment grade long-term tax-exempt bond market. The Index is unmanaged and cannot be purchased directly.
** The Lehman Brothers Treasury Index measures the performance of the public obligations of the U.S. Treasury. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002

Dear Shareholder:

     We are pleased to present the first unaudited semi-annual report for the BlackRock Florida Municipal Income Trust (the "Trust") for the period ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BBF". The Trust's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property tax. The Trust seeks to achieve this objective by investing in Florida tax-exempt general obligation and revenue bonds issued by city, county and state municipalities. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality (rated "AAA" to "BBB" by a major rating agency or of equivalent quality). The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are non-investment grade quality (rated "BB" or "B" by a major rating agency or of equivalent quality).

     The table below summarizes the changes in the Trust's share price and net asset value:

                            ----------------------------------------------------
                              4/30/02    10/31/01    CHANGE      HIGH      LOW
--------------------------------------------------------------------------------
SHARE PRICE                   $14.05      $14.50     (3.10)%    $14.98    $13.04
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)         $13.87      $14.37     (3.48)%    $14.53    $13.41
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product ("GDP") during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee ("FOMC") to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher fed funds rate by year end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern.

Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended April 30, 2002, returning 1.76% (as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX at a tax bracket of 38.6%) versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. Strong institutional and retail demand for municipal bonds allowed the sector to show outperformance versus Treasuries across the entire curve. Demand was driven primarily by two factors: yields on municipal securities remain attractive versus alternative fixed income investments, and continued volatility in the equity markets led investors to seek diversification. Strong demand was met by significant new issuance as the first quarter of 2002 posted a 10% increase over the same period in 2001 and was the largest first quarter total on record. In April, new bond issuance continued its strong trend with a 12% increase from a year earlier, bringing total year-to-date issuance to $87 billion. Similar to Treasuries, the municipal yield curve flattened over the period as yields on short to intermediate maturities rose more quickly than long-term rates.

     The State of Florida's historically strong financial position reflects prudent fiscal management combined with a solid and diversifying economy. In fact, Florida's gross state product ranks 19th in the world. The State's strong fiscal management is reflected in its maintenance of significant annual General Fund balances vis a vis revenues (6.9% 2001); this financial cushion provides additional security to both the State and its bondholders. These reserve funds reflect legislatively enacted budget reductions equal to or greater than anticipated revenue shortfalls and prior to the actual expenditure. During the recent economic expansion Florida built up its budget stabilization fund to nearly $1 billion. Today management is challenged as the State recovers from the impact of the recession and the manifestations of the September 11th terrorist attack. Specifically, the sharp decline in tourism significantly impacted Florida's revenues. Sales tax receipts are the General Fund's major revenue source (73% in 2001) and tourists generate much of this income. Florida residents' needs for Medicaid (2000 and 2001 combined increase was +22%) and education continue to grow adding pressure to the FY2003 budget. The State's policy is to maintain a manageable debt burden while continuing to use bonds to meet capital expenses.

     Florida's population has increased at a 2.6% average annual rate since 1991, compared to the 1% rate for the U.S., to over 16 million residents. Although economists anticipate slower future growth, the population expansion is expected to exceed that of the nation. The State's economy is anchored by tourism, manufacturing and agriculture. Job creation grew slightly (less than 1%) over the past year. The 5.1% unemployment rate (April 2002), is an increase from the same month last year but lower than December's 6.1% peak. Trade and services, the major employment sectors, have remained flat. The September 11th terrorism attacks significantly impacted Florida's heavily tourist dependent economy causing declines in air traffic, tourism, including the hotel industry, amusement and recreation activities. Manufacturing jobs continue to decline (5.8% year over year) and represent only 6.3% of Florida's employment, which is approximately one half the national level. The construction industry is becoming less important as the State's economy diversifies.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was approximately 38% of total assets.

     Municipals outperformed Treasuries for the period due to strong retail demand despite record issuance. The curve flattened over the period as rates at the short end of the curve rose rapidly in anticipation of the Fed raising rates in an economic recovery. Rates at the long end of the curve rose moderately and the curve remains steep on a historical basis. We continue to focus on bonds with higher coupons as they provide the most attractive income stream and also tend to have superior performance in a rising rate environment.

     The following charts show the Trust's asset composition and credit quality allocations:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                   APRIL 30, 2002       OCTOBER 31, 2001
--------------------------------------------------------------------------------
School                                          20%                     19%
--------------------------------------------------------------------------------
District                                        19%                     10%
--------------------------------------------------------------------------------
Hospital                                        19%                     17%
--------------------------------------------------------------------------------
Water & Sewer                                   11%                     19%
--------------------------------------------------------------------------------
Power                                            8%                      8%
--------------------------------------------------------------------------------
Housing                                          5%                      5%
--------------------------------------------------------------------------------
Sales Tax                                        5%                      5%
--------------------------------------------------------------------------------
Transportation                                   5%                      7%
--------------------------------------------------------------------------------
City, County & State                             4%                     10%
--------------------------------------------------------------------------------
Lease Revenue                                    4%                     --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CREDIT RATING*                           APRIL 30, 2002       OCTOBER 31, 2001
--------------------------------------------------------------------------------
AAA/Aaa                                         41%                     59%
--------------------------------------------------------------------------------
AA/Aa                                           31%                     20%
--------------------------------------------------------------------------------
A/A                                             20%                     14%
--------------------------------------------------------------------------------
BBB/Baa                                          1%                      6%
--------------------------------------------------------------------------------
Not Rated                                        7%                      1%
--------------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in the BlackRock Florida Municipal Income Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin M. Klingert
--------------------                     ---------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
                    BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                     BBF
--------------------------------------------------------------------------------
Initial Offering Date:                                            July 27, 2001
--------------------------------------------------------------------------------
Closing Share Price as of 4/30/02:                                  $14.05
--------------------------------------------------------------------------------
Net Asset Value as of 4/30/02:                                      $13.87
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 4/30/02 ($14.05)(1):               6.19%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share(2):                          $ 0.0725
--------------------------------------------------------------------------------
Current Annualized Distribution per Share(2):                       $ 0.8700
--------------------------------------------------------------------------------
(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.
(2) The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

-------------------------------------------------------------------------------------------------------------------------------
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS APRIL 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
          PRINCIPAL
            AMOUNT                                                                                    OPTION CALL       VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--160.3%
                     FLORIDA--144.6%
  AA     $ 10,715    Beacon Tradeport Cmnty. Dev. Dist. Spec. Assmt., Coml. Proj., Ser. A, 5.625%,
                      5/01/32 ......................................................................  5/12 @ 102   $ 10,874,546
                     Cap. Projs. Fin. Auth. Student Hsg. Rev., Cap. Projs. Loan Prog., Ser. F-1, MBIA,
  AAA       2,800     5.00%, 10/01/31 ..............................................................  10/11 @ 102     2,619,708
  AAA       4,500     5.125%, 10/01/21 .............................................................  10/11 @ 102     4,352,085
  Aaa       7,000    Escambia Cnty. Hlth. Facs. Auth. Hlthcare. Fac. Rev., 5.95%, 7/01/20, AMBAC ...  No Opt. Call    7,733,880
  A         3,000    Florida Hsg. Fin. Corp. Rev., Sunset Place, Ser. K-1, 6.10%, 10/01/29 .........  10/09 @ 102     3,026,730
  AA+       5,550    Florida St. Brd. Ed. Cap. Outlay, G.O., Ser. A, 5.125%, 6/01/30 ...............  6/10 @ 101      5,449,545
  AA-       1,860    Florida St. Tpke. Auth. Rev., Dept. of Transp., Ser. B, 5.00%, 7/01/30 ........  7/10 @ 101      1,789,562
  A-       10,000    Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, Ser. A, 6.00%,
                      11/15/31 .....................................................................  11/11 @ 101    10,074,200
  AA        7,500    Jacksonville Econ. Dev. Comm. Hlth. Facs. Rev., Mayo Clinic, Ser. B, 5.50%,
                      11/15/36 .....................................................................  11/11 @ 101     7,423,725
  Aa3       7,500    Jacksonville Elec. Auth. Wtr. & Swr. Sys. Rev., Ser. C, 5.25%, 10/01/37 .......  10/06 @ 100     7,383,375
  AAA       4,000    Jacksonville Trans. Rev., 5.00%, 10/01/26, MBIA ...............................  10/11 @ 100     3,890,280
  AAA       2,770    Melbourne Wtr. & Swr. Rev., Zero Coupon, 10/01/21, FGIC .......................  No Opt. Call    1,001,909
  Aaa       1,000    Miami Dade Cnty. Expwy. Auth. Toll Sys. Rev., 5.125%, 7/01/25, FGIC ...........  7/11 @ 101        989,980
  AAA      10,000    Miami Dade Cnty. Sch. Brd., C.O.P., Ser. A, 5.00%, 5/01/31, MBIA ..............  5/11 @ 101      9,617,300
                     Miami Dade Cnty. Spec. Oblig., MBIA,
  AAA       2,595     Ser. A, Zero Coupon, 10/01/19 ................................................  4/08 @ 55.413   1,014,956
  AAA       9,700     Ser. B, Zero Coupon, 10/01/33 ................................................  4/08 @ 25.056   1,592,934
  AAA      25,000     Ser. C, Zero Coupon, 10/01/28 ................................................  4/08 @ 32.99    5,591,250
                     No. Palm Beach Cnty. Impvt. Dist. Rev., Wtr. Ctrl. & Impvt. Unit Dev. No. 43,
  NR        6,000     6.10%, 8/01/21 ...............................................................  8/11 @ 101      5,997,900
  NR        3,500     6.125%, 8/01/31 ..............................................................  8/11 @ 101      3,427,795
  Aaa       4,000    Osceola Cnty. Sch. Brd., C.O.P., Ser. A, 5.25%, 6/01/27, AMBAC ................  6/12 @ 101      4,001,480
  AAA       6,000    Palm Beach Cnty. Sch. Brd., C.O.P., Ser. B, 5.00%, 8/01/25, AMBAC .............  8/11 @ 101      5,831,220
  AAA       7,325    Port St. Lucie Util. Rev., 5.125%, 9/01/31, MBIA ..............................  9/11 @ 100      7,179,013
  A+        2,000    So. Broward Hosp. Dist. Rev., 5.60%, 5/01/27 ..................................  5/12 @101       1,968,520
  Aaa       5,000    St. Petersburg Pub. Util. Rev., Ser. A, 5.00%, 10/01/28, FSA ..................  10/09 @ 101     4,843,800
  AA        5,500    Tampa Rev., Univ. Tampa Proj., 5.625%, 4/01/32, RADIAN ........................  4/12 @ 100      5,528,105
  AA        8,000    Tampa Wtr. & Swr. Rev., Ser. A, 5.00%, 10/01/26 ...............................  10/11 @ 101     7,780,560
  Baa2      2,000    Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Aero. Univ.,
                      Ser. A, 5.75%, 10/15/29 ......................................................  10/09 @ 101     1,981,060
                                                                                                                   ------------
                                                                                                                    132,965,418
                                                                                                                   ------------



                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------------
          PRINCIPAL
            AMOUNT                                                                                    OPTION CALL       VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
                     PUERTO RICO--15.7%
  A       $ 7,500    Puerto Rico Comnwlth. Pub. Impvt., G.O., Ser. A, 5.125%, 7/01/31 ..............  7/11 @ 100   $  7,307,175
                     Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E,
  A-        4,000     5.70%, 8/01/25 ...............................................................  2/10 @ 100      4,125,960
  A-        3,000     5.75%, 8/01/30 ...............................................................  2/07 @ 100      3,054,480
                                                                                                                   ------------
                                                                                                                     14,487,615
                                                                                                                   ------------

                     TOTAL LONG-TERM INVESTMENTS--160.3% (COST $148,832,350) .......................                147,453,033
                     Other assets in excess of liabilities--2.2% ...................................                  2,077,806
                     Preferred stock at redemption value, including dividends payable--(62.5)% .....                (57,567,104)
                                                                                                                   ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ............................               $ 91,963,735
                                                                                                                   ============

----------
   * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
   + Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.



--------------------------------------------------------------------------------
                               KEY ABBREVIATIONS:

AMBAC  -- American Municipal Bond Assurance Corporation
C.O.P. -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FSA    -- Financial Security Assurance
G.O.   -- General Obligation
MBIA   -- Municipal Bond Insurance Association
RADIAN -- Radian Asset Assurance
--------------------------------------------------------------------------------







                       See Notes to Financial Statements.

------------------------------------------------------------------------
BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
------------------------------------------------------------------------

ASSETS
Investments, at value (cost $148,832,350)
  (Note 1) ...............................................  $147,453,033
Cash .....................................................       785,037
Interest receivable ......................................     1,874,161
Other assets .............................................         5,616
                                                            ------------
                                                             150,117,847
                                                            ------------
LIABILITIES
Dividends payable--common shares .........................      4480,868
Investment advisory fee payable (Note 2) .................        32,777
Deferred Trustees fees (Note 1) ..........................         1,729
Other accrued expenses ...................................        71,634
                                                            ------------
                                                                 587,008
                                                            ------------
PREFERRED STOCK AT REDEMPTION VALUE
$.001 par value per share and $25,000 liquidation
  value per share applicable to 2,302 shares,
    including dividends payable (Note 1 & 4) .............    57,567,104
                                                            ------------
NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS ....................................  $ 91,963,735
                                                            ============
Composition of Net Assets Applicable to
  Common Shareholders:
    Par value (Note 4) ...................................  $      6,633
    Paid-in capital in excess of par .....................    94,095,499
  Undistributed net investment income (Note 1) ...........       257,249
  Accumulated net realized loss ..........................    (1,016,329)
  Net unrealized depreciation (Note 1) ...................    (1,379,317)
                                                            ------------
Net assets applicable to common
  shareholders, April 30, 2002 ...........................  $ 91,963,735
                                                            ============
Net asset value per common share of
  beneficial interest:
  ($91,963,735 / 6,632,661 common shares
  of beneficial interest issued and outstanding) .........        $13.87
                                                                  ======

------------------------------------------------------------------------
BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) ......................................  $  3,962,112
                                                            ------------
Expenses
  Investment advisory ....................................       443,985
  Auction agent ..........................................        82,880
  Registration ...........................................        19,839
  Custodian ..............................................        19,863
  Reports to shareholders ................................        18,827
  Independent accountants ................................        18,162
  Transfer agent .........................................        10,438
  Trustees ...............................................         8,867
  Legal ..................................................         1,419
  Miscellaneous ..........................................        14,866
                                                            ------------
    Total expenses .......................................       639,146
  Less fees waived by advisor (Note 2) ...................      (184,994)
  Less fees paid indirectly (Note 2) .....................       (15,462)
                                                            ------------
  Net expenses ...........................................       438,690
                                                            ------------
Net investment income ....................................     3,523,422
                                                            ------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments .........................      (887,085)
Net change in unrealized appreciation
  on investments .........................................    (2,695,612)
                                                            ------------
Net loss on investments ..................................    (3,582,697)
                                                            ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS
FROM NET INVESTMENT INCOME ...............................      (378,807)
                                                            ------------
NET DECREASE IN NET ASSETS APPLICABLE
TO COMMON SHAREHOLDERS RESULTING
FROM OPERATIONS ..........................................  $   (438,082)
                                                            ============
                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                                                                     SIX MONTHS      JULY 27, 2001*
                                                                                        ENDED            THROUGH
                                                                                   APRIL 30, 2002   OCTOBER 31, 2001(1)
                                                                                   --------------   -------------------
INCREASE (DECREASE) IN NET ASSETS TO APPLICABLE COMMON SHAREHOLDERS

OPERATIONS:
  Net investment income ..........................................................   $ 3,523,422      $ 1,041,619
  Net realized loss on investments ...............................................      (887,085)        (129,244)
  Net change in unrealized appreciation on investments ...........................    (2,695,612)       1,316,295
  Dividends to preferred shareholders from net investment income .................      (378,807)         (85,894)
  Dividends to preferred shareholders in excess of net investment income .........            --             (349)
                                                                                     -----------      -----------
    Net increase (decrease) in net assets resulting from operations ..............      (438,082)       2,142,427
                                                                                     -----------      -----------

DIVIDENDS TO COMMON SHAREHOLDERS:
  From net investment income .....................................................    (2,883,128)        (955,725)
  In excess of net investment income .............................................            --           (3,889)
                                                                                     -----------      -----------
    Total dividends ..............................................................    (2,883,128)        (959,614)
                                                                                     -----------      -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares ................................            --       82,332,227
  Common shares issued in connection with the reinvestment of common dividends ...       201,167            4,260
  Net proceeds from underwriters' over-allotment option exercised ................            --       11,603,250
  Additional offering cost relating to issuance of preferred shares ............         (38,772)              --
                                                                                     -----------      -----------
    Net proceeds from capital share transactions .................................       162,395       93,939,737
                                                                                     -----------      -----------
    Total increase (decrease) ....................................................    (3,158,815)      95,122,550
                                                                                     -----------      -----------
NET ASSETS
Beginning of period ..............................................................    95,122,550               --
                                                                                     -----------      -----------
End of period (including undistributed and distributions in
  excess of net investment income of $257,249 and $4,238, respectively) ..........   $91,963,735      $95,122,550
                                                                                     ===========      ===========

----------
*   Commencement of investment operations (Note 1).
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).




                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                                                                     SIX MONTHS      JULY 27, 2001(1)
                                                                                        ENDED            THROUGH
                                                                                   APRIL 30, 2002   OCTOBER 31, 2001(2,3)
                                                                                   --------------   -------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) ...........................................      $ 14.37          $ 14.33
                                                                                         -------          -------
Investment operations:
  Net investment income ...........................................................         0.53             0.17
  Net realized and unrealized gain (loss) on investments ..........................        (0.54)            0.18
  Dividends and distributions to preferred shareholders from:
    Net investment income .........................................................        (0.06)           (0.01)
    In excess of net investment income ............................................           --            (0.00)(5)
                                                                                         -------          -------
Net increase (decrease) from investment operations ................................        (0.07)            0.34
                                                                                         -------          -------
Dividends and distributions to common shareholders from:
  Net investment income ...........................................................        (0.43)           (0.16)
  In excess of net investment income ..............................................           --            (0.00)(5)
                                                                                         -------          -------
Total dividends and distributions .................................................        (0.43)           (0.16)
                                                                                         -------          -------
Capital charge with respect to issuance of:
  Common shares ...................................................................           --            (0.03)
  Preferred shares ................................................................        (0.00)(5)        (0.11)
                                                                                         -------          -------
Total capital charges .............................................................        (0.00)           (0.14)
                                                                                         -------          -------

Net asset value, end of period(4) .................................................      $ 13.87          $ 14.37
                                                                                         =======          =======
Market value, end of period(4) ....................................................      $ 14.05          $ 14.50
                                                                                         =======          =======
TOTAL INVESTMENT RETURN(6) ........................................................        (0.02)%          (2.84)%
                                                                                         =======          =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7,8)
Expenses after fee waiver and fees paid indirectly ................................         0.95%            0.87%
Expenses before fee waiver and fees paid indirectly ...............................         1.38%            1.17%
Net investment income after fee waiver, fees paid indirectly and before preferred
  share dividends .................................................................         7.62%            4.43%
Preferred share dividends .........................................................         0.82%            0.37%
Net investment income available to common shareholders ............................         6.80%            4.06%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ...................................      $93,197          $87,918
Portfolio turnover ................................................................           21%              28%
Net assets of common shareholders, end of period (000) ............................      $91,964          $95,123
Preferred shares outstanding (000) ................................................      $57,550          $57,550
Asset coverage per preferred share, end of period .................................      $64,958          $66,323

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. Net asset value immediately after the closing of the first public offering was $14.30. (Note 1)
(2)  Calculated using the average shares outstanding method.
(3) Prior periods have been restated to conform to the current period's presentation under the provisions of EITF D-98.
(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(5)  Amount is less than $0.005 per share.
(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.
(8)  Annualized.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK FLORIDA
MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Florida Municipal Income Trust (the "Trust") was organized as a Delaware business trust on March 30, 2001, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust had no transactions until July 16, 2001, when it sold 8,028 common shares for $115,001 to BlackRock Advisors, Inc. Investment operations commenced on July 27, 2001. The Trust's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on May 24, 2001, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust has reclassified its Auction Market

Preferred Shares ("AMPS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of the net assets resulting from operations on the statement of operations and changes in net assets and as a component of the investment operations in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Trust. BlackRock, Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the preferred shares is not a liability. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended April 30, 2002 and for the period ended October 31, 2001 were $258,991 and $95,542, respectively. The Advisor has voluntarily agreed to waive receipt of a portion of the investment management fee or other expenses of the Trust in the amount of 0.25% of average weekly managed assets for the first 5 years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year 9. Pursuant to the agreement, the Advisor waived fees of $184,994 during the six months ended April 30, 2002.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

   Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six months ended April 30, 2002, were approximately $15,462.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002, aggregated $32,001,830 and $32,998,262, respectively.

   The Federal income tax basis of the Trust's investments at April 30, 2002, was $148,832,350 and accordingly, net unrealized depreciation was $1,379,317 (gross unrealized appreciation--$708,935, gross unrealized depreciation--$2,088,252).

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001, of approximately $111,530 which will expire in 2009. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value common shares of beneficial interest authorized. The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares. Of the 6,632,661 common shares of beneficial interest outstanding at April 30, 2002, the Advisor owned 8,195 shares.

   Transactions in common shares of beneficial interest for the period July 27, 2001 (commencement of investment operations) to October 31, 2001, were as follows:

   Shares issued in connection with initial
     public offering ...........................  5,808,028
   Shares issued in connection with the
     exercise of the underwriters'
     over-allotment option .....................    810,000
   Shares issued in connection with the
     reinvestment of common dividends ..........        300
                                                 ----------
   Net increase in shares outstanding ..........  6,618,328
                                                 ==========

   During the six months ended April 30, 2002, the Trust issued 14,333 common shares of beneficial interest under its Dividend Reinvestment Plan.

   Offering costs of $185,100 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

   On October 5, 2001, the Trust reclassified 2,302 common shares of beneficial interest and issued a series of Auction Market Preferred Shares ("preferred shares") Series T7. The pre-ferred shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. Underwriting discounts of $575,500 and offering costs of $145,946 incurred in connection with the preferred share offering have been charged to paid-in capital in excess of par of the common shares.

   Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 0.35% to 1.80% during the six months ended April 30, 2002.

   The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

   The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

   The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to April 30, 2002, the Board of Trustees of the Trust declared a dividend of $0.0725 per common share payable June 3, 2002, to shareholders of record on May 15, 2002.

   For the period May 1, 2002 through May 31, 2002, dividends declared on preferred shares totaled $61,348.

--------------------------------------------------------------------------------
                    BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

--------------------------------------------------------------------------------
                    BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Shareholders was held May 23, 2002 to vote on the following matter:

To elect two Trustees as follows:

TRUSTEE:                                CLASS           TERM           EXPIRING
----                                    -----          -------         --------
Richard E. Cavanagh                       I            3 years           2005
James Clayburn La Force, Jr.              I            3 years           2005

      Trustees whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

      Shareholders elected the two Trustees. The results of the voting were as follows:

                                     VOTES FOR*    VOTES AGAINST*   ABSTENTIONS*
                                     ----------    --------------   ------------
Richard E. Cavanagh                      1,668           --               --
James Clayburn La Force, Jr.         6,527,405           --           49,053

----------
 * The votes represent common and preferred shareholders voting as a single class except for Richard E. Cavanagh who was voted on and elected by the preferred shareholders only.

      Laurence D. Fink, Chairman of the Trust's Board of Trustees, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Laurence D. Fink-Chief Executive Officer of the Advisor and Chairman and CEO of the Sub-Advisor, Ralph L. Schlosstein-Director and President of the Advisor and the Sub-Advisor, Robert S. Kapito-Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert-Director and Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay-Managing Director of the Advisor and the Sub-Advisor, Anne Ackerley-Managing Director of the Advisor and the Sub-Advisor, Richard M. Shea and James Kong-Managing Directors of the Sub-Advisor.

--------------------------------------------------------------------------------
                    BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock Florida Municipal Income Trust's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property tax.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE:
PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of Florida Municipal Obligations, which include debt obligations issued by the State of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and Florida income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. As such, the
Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred Shares to leverage the portfolio. See "Leverage Considerations in the Trust."

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange, which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the issuance of preferred shares. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objective of the Trust is to provide current income that is exempt from regular Federal income tax and Florida intangible personal property tax, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred shares, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BBF) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

HIGH YIELD RISK. The Trust may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. The Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                    BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END                 Fund:  Investment  vehicle which  initially  offers a
                           fixed   number  of  shares  and  trades  on  a  stock
                           exchange.   The  Trust  invests  in  a  portfolio  of
                           securities in accordance with its stated investment objectives and policies.

DISCOUNT:                  When a Trust's  net asset  value is greater  than its
                           market price the Trust is said to be trading at a discount.

DIVIDEND:                  Income  generated by  securities  in a portfolio  and
                           distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:     Common   shareholders  may  have  all  dividends  and
                           distributions   of   capital   gains    automatically
                           reinvested into additional shares of a Trust.

MARKET PRICE:              Price  per  share  of  a  security   trading  in  the
                           secondary market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):     Net  asset  value is the  total  market  value of all
                           securities  and  other  assets  held  by  the  Trust,
                           including  income accrued on its  investments,  minus
                           any liabilities  including accrued expenses,  divided
                           by the total number of outstanding  common shares. It
                           is the underlying value of a single common share on a
                           given  day.   Net  asset   value  for  the  Trust  is
                           calculated   weekly  and  published  in  BARRON'S  on
                           Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:         These   securities   are   collateralized   by   U.S.
                           Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------------------
                                                                         STOCK      MATURITY
PERPETUAL TRUSTS                                                         SYMBOL       DATE
                                                                         ------     --------
The BlackRock Income Trust Inc.                                           BKT          N/A
The BlackRock North American Government Income Trust Inc.                 BNA          N/A
The BlackRock High Yield Trust                                            BHY          N/A
BlackRock Core Bond Trust                                                 BHK          N/A
BlackRock Strategic Bond Trust                                            BHD          N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                   BGT         12/02
The BlackRock Investment Quality Term Trust Inc.                          BQT         12/04
The BlackRock Advantage Term Trust Inc.                                   BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                 BCT         12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------------------
                                                                         STOCK      MATURITY
PERPETUAL TRUSTS                                                         SYMBOL       DATE
                                                                         ------     --------
The BlackRock Investment Quality Municipal Trust Inc.                     BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.          RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust                  RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.          RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.            RNY          N/A
The BlackRock Pennsylvania Strategic Municipal Trust                      BPS          N/A
The BlackRock Strategic Municipal Trust                                   BSD          N/A
BlackRock California Municipal Income Trust                               BFZ          N/A
BlackRock Municipal Income Trust                                          BFK          N/A
BlackRock New York Municipal Income Trust                                 BNY          N/A
BlackRock New Jersey Municipal Income Trust                               BNJ          N/A
BlackRock Florida Municipal Income Trust                                  BBF          N/A
BlackRock New York Municipal Bond Trust                                   BQH          N/A
BlackRock Virginia Municipal Bond Trust                                   BHV          N/A
BlackRock Florida Municipal Bond Trust                                    BIE          N/A
BlackRock Municipal Bond Trust                                            BBK          N/A
BlackRock Maryland Municipal Bond Trust                                   BZM          N/A
BlackRock New Jersey Municipal Bond Trust                                 BLJ          N/A
BlackRock California Municipal Bond Trust                                 BZA          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                            BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                      BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.           BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                   BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.             BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                           BMT         12/10
BlackRock California Municipal 2018 Term Trust                            BJZ         12/18
BlackRock New York Municipal 2018 Term Trust                              BLH         12/18
BlackRock Municipal 2018 Term Trust                                       BPK         12/18


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

[LOGO]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR BLACKROCK
Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

SUB ADVISOR
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

AUCTION AGENT
The Bank of New York
5 Penn Plaza, 13th Floor
New York, NY 10001

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT TRUSTEES
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

   Statements and other information contained in this report are as dated and are subject to change.

                                BLACKROCK FLORIDA
                             MUNICIPAL INCOME TRUST
                          c/o BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM

                                                                     09248H-10-5
[LOGO] Printed on recycled paper                                     09248H-20-4


[LOGO]
FLORIDA
MUNICIPAL
INCOME TRUST

--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 2002


[LOGO](SM)